                                                                     Exhibit 4.1

        -------------                                         ------------
           Number                                                Shares

        -------------                                         ------------
                                   MANAGEMENT
            CLASS A                TECHNOLOGY
         COMMON STOCK  MANTECH INTERNATIONAL CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 564563 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that




is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER
                                   SHARE, OF

MANTECH INTERNATIONAL CORPORATION (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by that holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED                         [SEAL]                     /s/ George J. Pedersen

                                                          CHAIRMAN OF THE BOARD,
                                           CHIEF EXECUTIVE OFFICER AND PRESIDENT

            /s/ Jo-An J. Free                            /s/ John A. Moore, Jr.

                                                       EXECUTIVE VICE PRESIDENT,
                SECRETARY                  CHIEF FINANCIAL OFFICER AND TREASURER


                          COUNTERSIGNED AND REGISTERED:
                                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                          (NEW YORK, NEW YORK)
                                                   TRANSFER AGENT AND REGISTRAR,
                          BY

                                                         AUTHORIZED SIGNATURE

                       MANTECH INTERNATIONAL CORPORATION

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                        UNIF GIFT MIN ACT-_______Custodian_______
     TEN ENT - as tenants by the entireties                                  (Cust)          (Minor)
     JT TEN  - as joint tenants with right of survivorship                   under Uniform Gifts to Minors
               and not as tenants in common                                  Act _________________________
                                                                                          (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, ___________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE)

________________________________________________________________________________

__________________________________________________________________________Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________


                                X________________________

NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERNATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

                                X________________________

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               THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
               INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
               ---------------------------------------------------------------